Exhibit 99.1


                    MONTHLY CERTIFICATEHOLDERS' STATEMENT                    1.

                      GENERAL ELECTRIC CAPITAL CORPORATION

                     ---------------------------------------

                          JCP MASTER CREDIT CARD TRUST

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                         8.95% ASSET BACKED CERTIFICATES
                                    SERIES B
                               CUSIP NO. 466115AB8


         Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of October 15, 1997 and Amendment No. 2 dated as of October 15, 1999 and as supplemented by the Series A, Series B, Series C, Series D and Series E Supplements thereto (as so amended and supplemented, the "Pooling and Servicing Agreement"), by and among JCP Receivables, Inc., J.C.Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), General Electric Capital Corporation (as the successor and assign of JCPenney pursuant to the Assignment and Assumption Agreement dated as of December 6, 1999) is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 15, 2000, and with respect to the performance of the Trust during the month of January, 2000, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount) for this Series.

         1.       The total amount of the distribution to
                  Certificateholders per $1,000 original
                  Certificate Principal amount ....................... $ 39.69

         2.       The amount of the distribution set forth in
                  paragraph 1 above allocable to Certificate
                  Principal, per $1,000 original Certificate
                  Principal amount.................................... $ 38.24



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         3.       The amount of the distribution set forth in
                  paragraph 1 above allocable to Certificate
                  Interest, per $1,000 original Certificate
                  Principal amount.................................... $ 1.45


B.       Information Regarding the Performance of the Trust.

         1.       Collection of Principal Receivables

         (a)      The aggregate amount of Collections of
                  Principal Receivables processed which were
                  allocated in respect of the Certificates of
                  this Series..................................... $ 13,137,295

         (b)      The Discounted Percentage in Respect of the
                  Collections of Principal Receivables set
                  forth in paragraph 1.(a)above...................      0.00%

         (c)      The net amount of Collections of Principal
                  Receivables processed which were allocated
                  in respect of the Certificates of this
                  Series.......................................... $ 13,137,295


         2.       Collection of Finance Charge Receivables

         (a)      The aggregate amount of Collections of
                  Finance Charge Receivables processed which
                  were allocated in respect of the
                  Certificates of this Series.................... $ 1,408,080

         (b)      The aggregate amount of Discount Option
                  Receivable Collections which were allocated
                  in respect of the Certificates of this Series.. $    0.00

         (c)      The portion of Collections of Finance Charge
                  Receivables set forth in paragraph 2.(a)
                  above which were allocated in respect of the
                  Certificates of other Series................... $    0.00

         (d)      The net amount of Collections of Finance
                  Charge Receivables which were allocated in
                  respect of the Certificates of this Series..... $ 1,408,080



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         3.       Net Recoveries

                  The aggregate amount of Net Recoveries which
                  were allocated in respect of the
                  Certificates of this Series.....................    $ 0.00


         4.       Principal Receivables in the Trust

         (a)      The aggregate amount of Principal
                  Receivables in the Trust as of the end of
                  the day on the last day of such month (which
                  reflects the Principal Receivables
                  represented by the JCPR Amount and by the
                  Aggregate Investor Amount).................... $ 1,535,048,703

         (b)      The amount of Principal Receivables in the
                  Trust represented by the Aggregate Investor
                  Amount as of the end of the day on the last
                  day of such month ............................ $ 847,370,212

         (c)      The Aggregate Investor Amount set forth in
                  paragraph 4(b) above as a percentage of the
                  aggregate amount of Principal Receivables
                  set forth in paragraph 4(a) above.............     55.20%

         (d)      The Aggregate Investor Amount for this
                  Series as a percentage of the aggregate
                  amount of Principal Receivables in the Trust
                  as set forth in paragraph 4(a) above..........     3.56%


         5.       Delinquent Balances

                  The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the last day of such month:

                                                               Aggregate Account
                                                                     Balance
                                                                     -------

                      (a) 1 month:  .......................... $   31,435,106
                      (b) 2 months: ..........................     13,716,161
                      (c) 3 months: ..........................     10,859,290
                      (d) 4 months: ..........................      8,728,501
                      (e) 5 months:...........................              0
                      (f) 6 or more months: ..................              0

                                                      Total:   $   64,739,058



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         6.       Investor Default Amount

                  The aggregate amount of the Investor Default
                  Amount which was allocated in respect of the
                  Certificates of this Series..................... $ 247,129

         7.       Investor Charge Offs; Reimbursement of Charge Offs

         (a)      The aggregate amount of Investor Charge Offs
                  which was allocated in respect of the
                  Certificates of this Series..................... $  0.00

         (b)      The amount of the Investor Charge Offs set
                  forth in paragraph 7(a) above, per $1,000
                  original Certificate Principal amount (which
                  will have the effect of reducing pro rata,
                  the amount of each Certificateholder's
                  investment) allocated to this Series............ $  0.00

         (c)      The aggregate amount reimbursed to the Trust
                  in the current month from drawings under the
                  Letter of Credit in respect of Investor
                  Charge Offs in prior months..................... $  0.00

         (d)      The amount set forth in paragraph 7(c)
                  above, per $1,000 original Certificate
                  Principal amount (which will have the effect
                  of increasing, pro rata, the amount of each
                  Certificateholder's investment) allocated to
                  this Series..................................... $  0.00


         8.       Investor Monthly Servicing Fee

                  The amount of the Investor Monthly Servicing
                  Fee for this Series for the preceding
                  Monthly Period payable by the Trust to the
                  Servicer ....................................... $  42,545


         9.       Investor Monthly Facility Fee

                  The amount of the Investor Monthly Facility
                  Fee for this Series for the preceding
                  Monthly Period payable by the Trust to JCPR .... $  70,908




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         10.      Available L/C Amount

                  The Available L/C Amount as of the close of
                  business on the Distribution Date specified
                  above for this Series..........................  $ 17,500,000



C.       The Pool Factor.

                  The Pool Factor (which represents the ratio
                  of the Adjusted Investor Amount for this
                  Series as of the end of the last day of such
                  month to the applicable Initial Investor
                  Amount). (The amount of a
                  Certificateholder's pro rata share of the
                  Investor Amount can be determined by
                  multiplying the original denomination of the
                  Holder's Certificate by the Pool Factor)........   0.156249




                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as Servicer

                                       By: /s/ Michael W. Towe
                                           -----------------------------------
                                           Title: Attorney-in-Fact


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